Exhibit 10.46

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

SECOND AMENDMENT TO

COLLABORATION

AND LICENSE

AGREEMENT

Dated 19 December 2019

BETWEEN

GENMAB B.V.

AND

CUREVAC AG

SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT (“ Second Amendment”) is made the 15thnd day of December 2020 (“Second Amendment Effective Date”), by and between:

Genmab B.V., KvK no. 3016 9902, a Dutch corporation having its principal office at Uppsalalaan 15, 3584 CM Utrecht, the Netherlands (“Genmab”); and

CureVac AG, a German corporation having its principal office at Friedrich-Miescher-Strasse 15, 72076 Tübingen, Germany (“CureVac”).

(Genmab and CureVac are sometimes hereinafter referred to collectively as the "Parties" or individually as a "Party")

RECITALS:

A.	Genmab and CureVac entered into a Collaboration and License Agreement dated 19 December 2019 (the “Agreement”); and

B.	Under the Agreement the Parties committed to negotiate and enter into a clinical supply agreement within [*****] after the Effective Date of the Agreement.

C.	Genmab and CureVac then entered into a First Amendment to Collaboration and License Agreement dated 19 December 2019 (the “First Amendment”) to extend the deadline to negotiate and enter into a clinical supply agreement within [*****] after the Effective Date of the Agreement

D.	Genmab and CureVac would like to again extend the term for entering into such clinical supply agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to the following:

1.	Except as otherwise defined herein, the words and phrases in the Agreement shall have the same meaning in this Second Amendment.

2.	The first sentence of Section 6.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“6.2. No later than [*****], the Parties will enter into a clinical supply agreement and related agreements (including a quality agreement) according to which CureVac shall Manufacture or have Manufactured for Genmab by an approved subcontractor under Section 5.11 or by a CMO approved by Genmab, and will supply or have supplied to Genmab, Genmab’s demand for the Single Antibody Product which is the subject of the First Program Research Plan (whether related to the First Collaboration Target or any Replacement Target) to perform Clinical Phase I Studies (“Early Clinical Supply Agreement”). […]”

For avoidance of doubt, the remainder of Section 6.2 of the Agreement shall remain in effect unchanged.

3.	This Second Amendment shall be subject to the same governing law as set forth in Section 17.4 of the Agreement.

4.	Save as set forth in this Second Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

5.	The Parties agree that this Second Amendment may be signed using a DocuSign® electronic signature. Such electronic signature is the legally binding equivalent to a Party’s handwritten signature and it has the same validity, enforceability and meaning as a handwritten signature and the Parties hereby waive any objection to the contrary.

***

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed and delivered as of the Second Amendment Effective Date.

Genmab B.V.		CureVac AG

By:	/s/ Birgitte Stephensen	By:	/s/ Daniel Babka

Name:	Birgitte Stephensen	Name:	Daniel Babka

Title:	Senior Vice President, IPR & Legal	Title:	Senior Legal Counsel

		By:	/s/ Dr. Ulrich Kruse

		Name:	Dr. Ulrich Kruse

		Title:	Senior Director IP Licensing

2